EXHIBIT 24.1

DIRECTOR’S POWER OF ATTORNEY
(Registration Statement on Form S-4)

     The undersigned director of Renaissance Learning, Inc. designates each of John R. Hickey and Mary T. Minch, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Renaissance Learning, Inc.’s Registration Statement on Form S-4 and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Registration Statement and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

     Dated this 21st day of February, 2005.

/s/ Judith A. Paul

Judith A. Paul

DIRECTOR’S POWER OF ATTORNEY
(Registration Statement on Form S-4)

     The undersigned director of Renaissance Learning, Inc. designates each of John R. Hickey and Mary T. Minch, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.’s Registration Statement on Form S-4 and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Registration Statement and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

     Dated this 21st day of February, 2005.

/s/ Terrance D. Paul

Terrance D. Paul

DIRECTOR’S POWER OF ATTORNEY
(Registration Statement on Form S-4)

     The undersigned director of Renaissance Learning, Inc. designates each of John R. Hickey and Mary T. Minch, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.’s Registration Statement on Form S-4 and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Registration Statement and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

     Dated this 17th day of February, 2005.

/s/ John H. Grunewald

John H. Grunewald

DIRECTOR’S POWER OF ATTORNEY
(Registration Statement on Form S-4)

     The undersigned director of Renaissance Learning, Inc. designates each of John R. Hickey and Mary T. Minch, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.’s Registration Statement on Form S-4 and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Registration Statement and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

     Dated this 17th day of February, 2005.

/s/ Gordon H. Gunnlaugsson

Gordon H. Gunnlaugsson

DIRECTOR’S POWER OF ATTORNEY
(Registration Statement on Form S-4)

     The undersigned director of Renaissance Learning, Inc. designates each of John R. Hickey and Mary T. Minch, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.’s Registration Statement on Form S-4 and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Registration Statement and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

     Dated this 21st day of February, 2005.

/s/ Harold E. Jordan

Harold E. Jordan

DIRECTOR’S POWER OF ATTORNEY
(Registration Statement on Form S-4)

     The undersigned director of Renaissance Learning, Inc. designates each of John R. Hickey and Mary T. Minch, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.’s Registration Statement on Form S-4 and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Registration Statement and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

     Dated this 18th day of February, 2005.

/s/ Addison L. Piper

Addison L. (Tad) Piper

DIRECTOR’S POWER OF ATTORNEY
(Registration Statement on Form S-4)

     The undersigned director of Renaissance Learning, Inc. designates each of John R. Hickey and Mary T. Minch, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Renaissance Learning, Inc.’s Registration Statement on Form S-4 and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Registration Statement and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

     Dated this 18th day of February, 2005.

/s/ Judith A. Ryan

Judith A. Ryan